                     REAFFIRMATION AND AMENDMENT OF GUARANTIES


     This Reaffirmation and Amendment of Guaranties (this "Reaffirmation") is dated as of April 30, 1998 by Dura Automotive Systems, Inc., a Delaware corporation ("DASI"), MC Holding Corp., a Delaware corporation ("MC"), Dura Operating Corp., a Delaware corporation ("Dura"), Dura Shifter Holding Corp., a Delaware corporation ("Dura Shifter"), Dura Automotive Systems, Inc., Column Shifter Operations, a Michigan corporation ("Column Shifter Operations"), Dura Automotive Systems, Inc., Shifter Operations, a Michigan corporation ("Shifter Operations"), Dura Shift Systems, Inc., a Delaware corporation ("Shift Systems"), and Universal Tool & Stamping Company, Inc., an Indiana corporation ("Universal Tool", and together with DASI, MC, Dura, Dura Shifter, Column Shifter Operations, Shifter Operations and Shift Systems, the "Companies") in favor of Bank of America National Trust and Savings Association, a national banking association, as agent (the "Agent") for the Lenders.

                                 W I T N E S S E T H:

          WHEREAS, the Companies are respectively parties to the guaranties listed on Schedule 1 hereto (the "Scheduled Guaranties") pursuant to which the Companies have guaranteed the obligations described therein and have undertaken certain other obligations in connection with:

          (i) a Credit Agreement dated as of August 31, 1994 (as amended, the "1994 Credit Agreement") among Dura, the various commercial lending institutions parties thereto as lenders, The Bank of Nova Scotia, Comerica Bank and The Chase Manhattan Bank, N.A., as co-agents and the Agent; and

          (ii) an Amended and Restated Credit Agreement dated as of December 5, 1996 (together with all amendments and other modifications, if any, from time to time thereafter made thereto, the "1996 Credit Agreement") among Dura, Kimanus Vermogensverwaltung GmbH (the "German Borrower"), the various commercial lending institutions parties thereto as lenders and the Agent, which effected an amendment and restatement of the 1994 Credit Agreement;

          WHEREAS, pursuant to a Consolidated, Amended and Restated Credit Agreement dated as of April 30, 1998 (together with all amendments and other modifications, if any, from time to time thereafter made thereto, the "1998 Credit Agreement") among DASI, Dura, the German Borrower, certain other subsidiaries of Dura, the various commercial lending institutions as are, or may from time to time, become parties thereto ("Lenders") and the Agent, the 1996 Credit Agreement itself is being amended and restated;

          WHEREAS, it is a condition precedent to the making of the initial Credit Extensions under the 1998 Credit Agreement that the Companies shall have reaffirmed their obligations under each of the Scheduled Guaranties and shall have agreed to the amendments thereto provided for herein;

          NOW THEREFORE, in consideration of the premises and in order to induce Lenders to make Loans and to issue Letters of Credit under the 1998 Credit Agreement, each Company hereby agrees with the Agent for its benefit and the benefit of Lenders as follows:

1. Each Company hereby reaffirms its obligations under each of the Scheduled Guaranties to which it is a party.

2.   Each Company agrees with the Agent for the benefit of the Lenders that

          (i) each of the Scheduled Guaranties to which it is a party shall remain in full force and effect following the execution and delivery of the 1998 Credit Agreement and each Company confirms and reaffirms its guaranty and payment obligations under each Scheduled Guaranty to which it is a party;

          (ii) all references in any Scheduled Guaranty to the 1994 Credit Agreement or the 1996 Credit Agreement shall be deemed to refer to the 1998 Credit Agreement;

          (iii) all references to "Borrowers' Obligations" shall be deemed to refer to Obligations (as defined in the 1998 Credit Agreement), all references to "Revolving Loan Commitments" shall be deemed to refer to "Commitments", all references to "Section 7.2.3 of the Credit Agreement" shall be deemed to refer to Section 11.1 of the 1998 Credit Agreement, all references to "Section 7.2.10 of the Credit Agreement" shall be deemed to refer to Section 11.2 of the 1998 Credit Agreement, all references to "Reference Rate Loans" shall be deemed to refer to U.S. Base Rate Loans, and all references to "Bank of America Illinois" shall be deemed to refer to Bank of America National Trust and Savings Association or any successor thereto;

          (iv) each of the guaranties set forth on Schedule 1 are hereby amended and restated as follows:

                (A) The first sentence of the tenth paragraph of Section 2 is amended by deleting the existing first sentence of the tenth paragraph of Section 2 in its entirety and substituting the following therefor:

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                         Guarantor also waives all setoffs and counterclaims
                    (other than arising from the gross negligence or willful misconduct of the Agent or the Lenders) and all presentments, demands for performance, notices of nonperformance, protests, notices of protest, notices of dishonor, and notices of acceptance of this Corporate Guaranty.

Except as set forth in the immediately preceding sentence, each of the Scheduled Guaranties shall remain unmodified and in full force and effect.

3. Each Company agrees with the Agent for the benefit of the Lenders that the term Obligations (as defined in the 1998 Credit Agreement)includes, and (without limiting the provisions of any Scheduled Guaranty) each Company unconditionally and irrevocably guaranties the payment when due of, all amounts which are advanced to the Dura Australian Borrower by the Australian Lender, all interest thereon (at the rates set forth in the 1998 Credit Agreement) and all expenses of the Agent in collecting such amounts, regardless of whether the Dura Australian Borrower has validly authorized, executed and delivered the Credit Agreement or any other Loan Document.

          IN WITNESS WHEREOF, this Reaffirmation has been duly executed by the undersigned as of the day first above written.


                                        DURA AUTOMOTIVE SYSTEMS, INC.

                                        By /s/ Carl E. Nelson
                                          -------------------------------------
                                        Title Vice President
                                             ----------------------------------


                                        MC HOLDING CORP.

                                        By /s/ Carl E. Nelson
                                          -------------------------------------
                                        Title Vice President
                                             ----------------------------------


                                        DURA OPERATING CORP.

                                        By /s/ Carl E. Nelson
                                          -------------------------------------
                                        Title Vice President
                                             ----------------------------------


                                        DURA SHIFTER HOLDING CORP.

                                        By /s/ Carl E. Nelson
                                          -------------------------------------
                                        Title Vice President
                                             ----------------------------------


                                        DURA AUTOMOTIVE SYSTEMS, INC., COLUMN
                                        SHIFTER OPERATIONS

                                        By /s/ Carl E. Nelson
                                          -------------------------------------
                                        Title Vice President
                                             ----------------------------------


                                        DURA AUTOMOTIVE SYSTEMS, INC., SHIFTER
                                        OPERATIONS

                                        By /s/ Carl E. Nelson
                                          -------------------------------------
                                        Title Vice President
                                             ----------------------------------


                                        DURA SHIFT SYSTEMS, INC.

                                        By /s/ Carl E. Nelson
                                          -------------------------------------
                                        Title Vice President
                                             ----------------------------------


                                        UNIVERSAL TOOL & STAMPING
                                        COMPANY, INC.

                                        By /s/ Carl E. Nelson
                                          -------------------------------------
                                        Title Vice President
                                             ----------------------------------

                                      SCHEDULE 1
                                 SCHEDULED GUARANTIES

Corporate Guaranty, dated December 5, 1996, made by Dura Automotive Systems, Inc. of the obligations of Dura Operating Corp. and Kimanus Vermogensverwaltung GmbH to Agent and Lenders

     Reaffirmation, dated August 29, 1997, of Corporate Guaranty, dated December 5, 1996, by Dura Automotive Systems, Inc.

     Corporate Guaranty, dated August 31, 1994, made by MC Holding Corp. of the obligations of Dura Operating Corp. to Agent and Lenders

Amended and Restated Corporate Guaranty, dated December 5, 1996, made by MC Holding Corp. of the obligations of Dura Operating Corp. and Kimanus Vermogensverwaltung GmbH to Agent and Lenders

     Reaffirmation, dated August 29, 1997, of Amended and Restated Corporate Guaranty, dated December 5, 1996, by MC Holding Corp.

Corporate Guaranty dated _____________ by Dura Operating Corp.

Corporate Guaranty, dated December 5, 1996, made by Sparton Engineered Products, Inc., KPI Group (now known as Dura Automotive Systems, Inc., Shifter Operations) of the obligations of Dura Operating Corp. and Kimanus Vermogensverwaltung GmbH to Agent and Lenders

     Reaffirmation, dated August 29, 1997, of Corporate Guaranty, dated December 5, 1996, by Dura Automotive Systems, Inc., Shifter Operations

Corporate Guaranty, dated August 29, 1997, made by Dura Shifter Holding Corp. of the obligations of Dura Operating Corp. and Kimanus Vermogensverwaltung GmbH to Agent and Lenders

Corporate Guaranty, dated August 29, 1997, made by GT Automotive Systems, Inc. (now known as Dura Automotive Systems, Inc., Column Shifter Operations) of the obligations of Dura Operating Corp. and Kimanus Vermogensverwaltung GmbH to Agent and Lenders

Corporate Guaranty, dated August 29, 1997, made by GT Shift Systems, Inc. (now known as Dura Shift Systems, Inc.) of the obligations of Dura Operating Corp. and Kimanus Vermogensverwaltung GmbH to Agent and Lenders

Corporate Guaranty, dated ______, made by Universal Tool & Stamping Company, Inc., of the obligations of Dura Operating Corp. and Kimanus Vermogensverwaltung GmbH to Agent and Lenders